UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 20, 2023
Date of Report (date of earliest event reported)

LITHIA MOTORS, INC.
(Exact name of registrant as specified in its charter)

Oregon	001-14733		93-0572810
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

150 N. Bartlett Street	Medford	Oregon	97501
(Address of principal executive offices)			(Zip Code)
(541) 776-6401
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	LAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 20, 2023, Lithia Motors, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”). The shareholders of the Company voted on the four matters described below. With respect to all matters, each share of Common Stock is entitled to one vote.

The Company’s inspector of election certified the following voting results:

Proposal 1: Election of Directors

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Sidney B. DeBoer	24,512,042	769,138	57,018	1,279,830
Susan O. Cain	24,578,968	709,976	49,254	1,279,830
Bryan B. DeBoer	25,134,411	147,071	56,716	1,279,830
James E. Lentz	25,091,563	188,846	57,789	1,279,830
Stacy C. Loretz-Congdon	25,274,616	13,180	50,402	1,279,830
Shauna F. McIntyre	25,082,560	198,310	57,328	1,279,830
Louis P. Miramontes	24,624,200	653,482	60,516	1,279,830
Kenneth E. Roberts	24,684,325	639,353	14,520	1,279,830
David J. Robino	24,346,971	930,384	60,843	1,279,830

Proposal 2: Approval by Advisory Vote, of Executive Compensation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,253,819	1,061,122	23,257	1,279,830

Proposal 3: Approval by Advisory Vote, Frequency of Future Votes on Executive Compensation

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
24,921,029	4,182	390,246	22,741	—

Proposal 4: Ratification of Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2023

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,714,050	890,215	13,763	—

The Company’s Board of Directors determined that the Company shall, until the next required vote on the frequency of shareholder votes on the compensation of executive, hold the advisory vote on the compensation of the Company’s named executive officers every one year.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 20, 2023		LITHIA MOTORS, INC.
		By:	/s/ Tina Miller
Tina Miller
Chief Financial Officer, Senior Vice President and Principal Accounting Officer